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                                                                    EXHIBIT 23.2



                            CONSENT OF LEGAL COUNSEL



     We consent to the reference to our firm under the caption "LEGAL MATTERS" in the Post-Effective Amendment No. 4 to Form S-1 Registration Statement and the related Amended Prospectus of MPSI Systems Inc. for the registration of 1,580,432 shares of its Common Stock.



                                            HALL, ESTILL, HARDWICK, GABLE,


                                              GOLDEN & NELSON, P.C.



Tulsa, Oklahoma


December 13, 1996